SEVENTH AMENDMENT
GRACO RESTORATION PLAN
(2005 Restatement)
Graco Inc. has established and maintains a nonqualified deferred compensation plan (the “Plan”) which, in its most recent amended and restated form, is embodied in a document entitled “GRACO RESTORATION PLAN (2005 Restatement),” effective January 1, 2005 (as amended, the “Plan Statement”). The amendment to the Plan set forth below is not intended to make any change in the documentation or operation of the Plan that would cause a violation of section 409A of the Internal Revenue Code or its accompanying regulations. If any change that occurs as a result of this amendment is determined to be a violation of section 409A, this amendment shall be ineffective and shall be disregarded in the administration of the Plan. Subject to the limitation stated above, the Plan is hereby amended as follows:
1.DEATH BENEFITS. Effective January 1, 2019, Section 4.3 of the Plan Statement is amended to read as follows:
4.3.    Death Benefits    . See Section 7.1.4 of the Plan.
2.    DISTRIBUTION – DEFAULT TIME OF DISTRIBUTION. Effective January 1, 2019, Section 7.1.1(a) of the Plan Statement is amended to read as follows:

(a)	Default Time of Distribution. The time of distribution listed below applies if the Participant has not made an election for an alternative time of distribution.

(i)
Participant is Alive at Commencement. A Participant’s benefit shall commence as of the first day of the month after the later of the date (i) the Participant attains age 62, or (ii) the Participant has a Separation from Service.

(ii)
Participant’s Death Before Commencement. A Participant’s benefit (if any) shall commence as of the first day of the month after the later of the date (i) the Participant would have attained age 62 (if the Participant had not died), or (ii) the Participant has a Separation from Service. See also Section 7.1.4.

3.    FORM OF DISTRIBUTION – DEFAULT FORM OF DISTRIBUTION. Effective January 1, 2019, Section 7.1.2(a) of the Plan Statement is amended to read as follows:

(a)	Default Form of Distribution. The form of distribution listed below applies if the Participant has not made an election for an alternative form of distribution.

(i)
Participant is Alive at Commencement. If a Participant is married at the time distribution of a Participant’s benefit is to commence and the Participant has not made an election as to a form of distribution, a Participant’s benefit shall be paid in the form of a Fifty Percent (50%) Qualified Joint and Survivor Annuity (a joint and survivor annuity paid over the life of the Participant and the annuity reduced and 50% of the annuity paid to the spouse after the Participant’s death if the spouse survives the Participant, although the annuity shall not be subject to the rules governing qualified joint and survivor annuities under the Code). If a Participant is single at the time distribution of a Participant’s benefit is to commence and the Participant has not made an election as to a form of distribution, a Participant’s benefit shall be paid in the form of a Single Life Annuity.

(ii)
Participant’s Death Before Commencement. If a Participant is married and dies before distribution of the Participant’s benefit is to commence, and the Participant has not made an election as to a form of distribution, then a Participant’s benefit shall be paid to the Participant’s spouse as the survivor annuity portion of a Fifty Percent (50%) Qualified Joint and Survivor Annuity (a joint and survivor annuity paid over the life of the Participant and the annuity reduced and 50% of the annuity paid to the spouse after the Participant’s death if the spouse survives the Participant, although the annuity shall not be subject to the rules governing qualified joint and survivor annuities under the Code). If a Participant dies before distribution of the Participant’s benefit is to commence, the Participant is single, and the Participant has not made an election as to a form of distribution, then no benefit will be paid under the Plan. See also Section 7.1.4.

4.    ELECTION TO CHANGE THE FORM OR DELAY THE TIME OF DISTRIBUTION. Effective January 1, 2019, Section 7.1.2(b) of the Plan Statement is amended to read as follows:

(b)	Election to Change the Form or Delay the Time of Distribution. A Participant may make an election to change the form or delay the time of distribution.

(i)
Change from One Annuity to Another Annuity Form of Distribution. If a Participant’s form of distribution before the change is an annuity form of distribution, the Participant may change the annuity form of distribution to another annuity form of distribution that is actuarially equivalent applying reasonable actuarial methods and assumptions. This election to change the annuity form of distribution is to be made at least thirty (30) days before the annuity distribution is to commence. A change in annuity form of distribution under this provision shall not change the annuity commencement date (if a Participant wants to delay the annuity commencement date, the Participant must make an election under Section 7.1.2(b)(ii)).

(ii)
Delay in Annuity Commencement Date. If a Participant’s form of distribution before an election is an annuity form of distribution, the Participant may delay the annuity commencement date. This election to delay the annuity commencement date (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) for an annuity to commence on a specified date (but not upon a Participant’s Separation from Service, Disability, or death), must be made at least twelve (12) months before the annuity commencement date in place before the election, and (iii) must delay the annuity commencement date by at least five (5) years (the new annuity commencement date must be at least five (5) years after the annuity commencement date in place before the election to delay distribution). An election form that does not satisfy the requirements of the preceding sentence shall be void and shall be disregarded. In all cases an election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.

(iii)
Change from a Lump Sum to an Annuity Form of Distribution or from an Annuity to a Lump Sum Form of Distribution. If a Participant wants to change the Participant’s form of distribution from a lump sum distribution to an annuity distribution or from an annuity distribution to a lump sum distribution, the requirements of this Section 7.1.2(b)(iii) shall apply. The election to change a lump sum distribution to an annuity distribution (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) for a lump sum distribution to be paid on a specified date (but not upon a Participant’s Separation from Service, Disability, or death), must be made at least twelve (12) months before the lump sum distribution date in place before the election, and (iii) must delay the commencement date by at least five (5) years (the annuity commencement date must be at least five (5) years after the lump sum distribution date in place before the election to change the form of distribution). The election to change an annuity distribution to a lump sum distribution (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) for an annuity to commence on a specified date (but not upon a Participant’s Separation from Service, Disability, or death), must be made at least twelve (12) months before the annuity commencement date in place before the election, and (iii) must delay the commencement date by at least five (5) years (the lump sum distribution date must be at least five (5) years after the annuity commencement date in place before the election to change the form of distribution). An election form that does not satisfy the requirements of the preceding sentences shall be void and shall be disregarded. In all cases an election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.

(iv)
Delay in Lump Sum Distribution Date. If a Participant’s form of distribution before an election is a lump sum form of distribution, the Participant may delay the lump sum distribution date. This election to delay the lump sum distribution date (i) shall not take effect until the date that is twelve (12) months after the date on which the Participant makes the election, (ii) for a lump sum distribution to be paid on a specified date (but not upon a Participant’s Separation from Service, Disability, or death), must be made at least twelve (12) months before the lump sum distribution date in place before the election, and (iii) must delay the lump sum distribution date by at least five (5) years (the new lump sum distribution date must be at least five (5) years after the lump sum distribution date in place before the election to delay distribution). An election form that does not satisfy the requirements of the preceding sentence shall be void and shall be disregarded. In all cases an election form shall not be considered filed until the completed form is actually received by the Committee or its designated agent.

5.    ALTERNATE FORMS OF DISTRIBUTION. Effective January 1, 2019, Section 7.1.2(c) of the Plan Statement is amended to read as follows:

(c)	Alternate Forms of Distribution. Subject to satisfying the conditions in Section 7.1.2(b), the Participant may elect to receive distribution in one of the following forms:

(i)	Retirement Plan Forms of Distribution. The forms of distribution specified under Section 3.4.2 of the Graco Employee Retirement Plan – Blue. These are:

(A)	Single Life Annuity.

(B)	Ten (10) Year Certain and Life Annuity.

(C)	Fifteen (15) Year Certain and Life Annuity.

(D)	Fifty Percent (50%) Qualified Joint and Survivor Annuity.

(E)	Sixty‑Six and Two‑Thirds Percent (66‑2/3%) Qualified Joint and Survivor Annuity.

(F)	Seventy‑Five Percent (75%) Qualified Joint and Survivor Annuity.

(G)	One Hundred Percent (100%) Qualified Joint and Survivor Annuity.

(H)	Fifty Percent (50%) Joint and Survivor Annuity.

(I)	Sixty‑Six and Two‑Thirds Percent (66‑2/3%) Joint and Survivor Annuity.

(J)	Seventy‑Five Percent (75%) Joint and Survivor Annuity.

(K)	One Hundred Percent (100%) Joint and Survivor Annuity.

(ii)	Lump Sum Payment. A single lump sum payment.
6.    IMPACT OF DEATH ON DISTRIBUTION. Effective January 1, 2019, Section 7.1.4 of the Plan Statement is amended to read as follows:
7.1.4.    Impact of Participant’s Death on Distribution.

(a)	Death Prior to Commencement.

(i)
Single Life Annuity. If the Participant’s form of distribution based on default or the Participant’s election prior to death is a Single Life Annuity, no benefit will be paid after the Participant’s death.

(ii)
Term Certain and Life Annuity. If the Participant’s form of distribution based on the Participant’s election prior to death is a Ten (10) Year Certain and Life Annuity or a Fifteen (15) Year Certain and Life Annuity, after the Participant’s death the monthly benefit will be paid for ten (10) years or fifteen (15) years (as applicable) to the Participant’s Beneficiary.

(iii)
Qualified Joint and Survivor Annuity or Joint and Survivor Annuity. If the Participant’s form of distribution based on default or the Participant’s election prior to death is a Qualified Joint and Survivor Annuity or a Joint and Survivor Annuity, after the Participant’s death the applicable survivor benefit will be paid for the life of the spouse or Joint Annuitant (as applicable). Notwithstanding the foregoing, if the Participant’s spouse or Joint Annuitant (as applicable) does not survive the Participant, no survivor benefit will be paid.

(iv)
Lump Sum Payment. If the Participant’s form of distribution based on the Participant’s election prior to death is a single lump sum, after the Participant’s death the single lump sum will be paid to the Participant’s Beneficiary.

(b)	Death After Commencement.

(i)
Single Life Annuity. If the Participant’s form of distribution based on default or the Participant’s election prior to death is a Single Life Annuity, no benefit will be paid after the Participant’s death.

(ii)
Term Certain and Life Annuity. If the Participant’s form of distribution based on the Participant’s election prior to death is a Ten (10) Year Certain and Life Annuity and the Participant dies before ten (10) years of monthly distributions have been made, then after the Participant’s death monthly distributions will be paid to the Participant’s Beneficiary until the total period of distributions to the Participant and the Beneficiary total ten (10) years of monthly distributions. If the Participant’s form of distribution based on the Participant’s election prior to death is a Ten (10) Year Certain and Life Annuity and the Participant dies after ten (10) years of monthly distributions have been made, no further benefit will be paid because the ten (10) years of monthly distributions will have already been paid. If the Participant’s form of distribution based on the Participant’s election prior to death is a Fifteen (15) Year Certain and Life Annuity and the Participant dies before fifteen (15) years of monthly distributions have been made, then after the Participant’s death monthly distributions will be paid to the Participant’s Beneficiary until the total period of distributions to the Participant and the Beneficiary total fifteen (15) years of monthly distributions. If the Participant’s form of distribution based on the Participant’s election prior to death is a Fifteen (15) Year Certain and Life Annuity and the Participant dies after fifteen (15) years of monthly distributions have been made, no further benefit will be paid because the fifteen (15) years of monthly distributions will have already been paid.

(iii)
Qualified Joint and Survivor Annuity or Joint and Survivor Annuity. If the Participant’s form of distribution based on default or the Participant’s election prior to death is a Qualified Joint and Survivor Annuity or a Joint and Survivor Annuity, after the Participant’s death the applicable survivor benefit will be paid for the life of the spouse or Joint Annuitant (as applicable). Notwithstanding the foregoing, if the Participant’s spouse or Joint Annuitant (as applicable) does not survive the Participant, no survivor benefit will be paid.

(iv)
Lump Sum Payment. If the Participant’s form of distribution based on the Participant’s election prior to death is a single lump sum, no further benefit will be paid because the single lump sum will have already been paid.

(c)
No Changes to Time and Form of Payment. Once benefits commence, neither the Participant nor the Participant’s spouse, Joint Annuitant, Beneficiary or any other party may change the time and form of distribution. If a Participant dies, neither the Participant’s spouse, Joint Annuitant, Beneficiary nor any other party may change the time and form of distribution. Once benefits have commenced, the remainder of the undistributed benefit shall be distributed in the form commenced before the Participant’s death.

7.    DESIGNATION OF BENEFICIARIES – RIGHT TO DESIGNATE. Effective January 1, 2019, the last sentence of Section 7.2.1 of the Plan is deleted.
8.    SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.